UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON DC 20549

                             _____________

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                    Date of Report:  August 12, 2003


                      ACCESS PHARMACEUTICALS, INC.
          --------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)



       DELAWARE                   0-9314          83-0221517
----------------------------  -------------  -------------------
(State or Other Jurisdiction   (Commission       (IRS Employer
     of Incorporation)         File Number)   Identification No.)


           2600 Stemmons Frwy. Suite 176, Dallas, TX 75207
       -----------------------------------------------------
       (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (214) 905-5100
                                                    --------------

                             Not applicable
      -------------------------------------------------------------
      (Former name or former address; if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1  Access Pharmaceuticals, Inc. Press Release, dated August 12, 2003.


Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

Access Pharmaceuticals, Inc. issued a press release on August 12, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced its financial results for the second quarter ended June 30, 2003 and the six month period ended June 30, 2003. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ACCESS PHARMACEUTICALS, INC.


Dated:  August 12, 2003       By: /s/ Stephen B. Thompson
                                  -----------------------
                                  Stephen B. Thompson
                                  Vice President and Chief Financial
                                  Officer (Principal Financial and
                                  Accounting Officer)

                             EXHIBIT INDEX


Exhibit Number                  Description
--------------                  -----------
99.1                            Press Release, dated August 12, 2003